UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 7, 2024
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	Texas	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note
This amendment to the Current Report on Form 8-K furnished by Hewlett Packard Enterprise Company (“HPE” or the “Company”) on February 7, 2024 (the “Original 8-K”) is being furnished to update the previously disclosed segment re-alignment and the fiscal 2023 and 2022 financial results (on a quarterly and full year basis) that retrospectively reflected such segment re-alignment, which was previously furnished as Exhibit 99.1 to the Original 8-K.

Item 2.02	Results of Operations and Financial Condition.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

As previously disclosed, effective as of the beginning of the first quarter of fiscal 2024, in order to align the segment financial reporting more closely with its business structure, the Company established a new reportable segment, Hybrid Cloud, which includes the historical Storage segment, HPE GreenLake Flex Solutions (which provides flexible as-a-service IT infrastructure through the HPE GreenLake edge-to-cloud platform and was previously reported under the Compute and the High Performance Computing & Artificial Intelligence ("HPC & AI") segments), Private Cloud, and Software (previously reported under the Corporate Investments and Other segment). Additionally, certain products and services previously reported in the financial results for the HPC & AI segment were moved to be reported in the Compute and Hybrid Cloud segments, and the Athonet business and certain components of the Communications and Media Solutions business previously reported in the financial results for Corporate Investments and Other moved to be reported in the Intelligent Edge segment.

Upon further evaluation and re-examination of the organizational and leadership changes that took place during the first quarter of fiscal 2024, the Company's Chief Operating Decision Maker, who is the Chief Executive Officer, concluded that it was further appropriate to combine the Compute and HPC & AI segments, as described above, into a newly established reportable segment, the Server segment.

As a result, the Company’s new organizational structure consists of the following segments: (i) Server; (ii) Hybrid Cloud; (iii) Intelligent Edge; (iv) Financial Services; and (v) Corporate Investments and Other. The Company will report under this re-aligned segment structure beginning with the results of the first quarter of fiscal 2024.

The Company has reflected these changes to its segment information retrospectively to the fiscal 2023 and 2022 financial results, which primarily resulted in the realignment of net revenue and operating profit for each of the segments as described above. These changes had no impact on Hewlett Packard Enterprise’s previously reported consolidated net revenue, net earnings, net earnings per share or total assets.
The Company has released revised quarterly and full year segment results for fiscal 2023 and 2022, which are attached hereto Exhibit 99.1 and are incorporated herein by reference, which reflect financial results for those periods that are updated from those furnished with the Original 8-K, to reflect the combining of the Compute and HPC & AI segments into a newly established Server reportable segment.
Forward-looking statements
This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe,” “expect,” “anticipate,” “guidance,” “intend,” “will,” "may," and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to statements regarding the segment re-alignment and any projections of financial performance, plans, strategies and objectives of management for future operations or performance. Risks, uncertainties and assumptions include those that are described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and that are otherwise described or updated from time to time in Hewlett Packard Enterprise’s Securities and Exchange Commission reports. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Hewlett Packard Enterprise Company’s revised segment financial results for fiscal 2023 and 2022 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: February 22, 2024	By:	/s/ David Antczak
	Name:	David Antczak
	Title:	Senior Vice President, General Counsel and Corporate Secretary